A MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders,

We are pleased to present to you the Matthews International Funds' Annual Report for the fiscal year ended August 31, 1999. This fiscal year for the Funds has coincided with a period of dramatic recovery for many of the financial markets in which the Funds invest. From their lows of last year, markets such as South Korea, Hong Kong, and Singapore have rebounded strongly, reflecting significant improvements in underlying economic activity throughout the region. In the aftermath to 1997's currency crisis, many Asian countries have undertaken sweeping reforms designed to overcome the problems that led to the "Crisis." For most countries in Asia, the current calendar year is proving to be a year of renewed economic expansion following the severe recessions that affected almost all of them in 1998. This cyclical recovery is providing a strong underpinning for the improved performance of Asian financial markets. Financial markets are being aided by the ongoing efforts of many Asian governments to strengthen the regulatory structure of their markets and by corporations' commitment to improved governance and transparency.

During this fiscal year, the launch of the Matthews Japan Fund added a very significant component to our series of Funds, which prior to January 1, 1999 had focused primarily on the markets of non-Japan Asia. The Matthews Japan Fund got off to fine start, gaining 117.00% in its first eight months of operation as signs of stability in the Japanese economy and evidence of genuine corporate restructuring encouraged renewed attention from both international and domestic investors. Please see the Fund Managers' report on this Fund in the pages that follow. The driving force behind the changes that we believe are underway in Japan, and that we are certain are underway in the rest of Asia is the continuing move towards open and free markets. This long-term trend, which over the last twenty years has seen barriers to trade and investment gradually lowered throughout the region, is forcing corporate management to compete with multinational corporations. As foreign owned businesses enter Japan, particularly in areas that have traditionally been totally closed to them such as financial services, they are bringing with them business practices that are forcing change. Lifetime employment is one of the first principles that Japanese corporations must sacrifice if they are to compete successfully in the "new economy."

The impact of technology in Asia has not been widely reported in recent years as so much attention has been focused on the "Financial Crisis." For many years, Asia's role in the new economy has been as the low cost producer of electronics for export overseas. In the last two years, however, the application of technology to improve productivity has become an urgent priority domestically, and the adoption of new technologies is sweeping across Asia at a rapid rate. In the height of the worst recession since the end of World War II, individuals across the region accelerated their purchases of items such as cell phones and PC's, even as they were shunning new purchases of cars, fashion goods and beer. This same pattern is now being repeated at the corporate level as economic conditions improve. China is now the world's fastest growing market for PC's and a recent Gallup Poll showed that 48% of the population have heard of Motorola versus 36% who have heard of McDonalds. The Internet is accelerating these trends in ways that nobody had anticipated. Japan remains a technology leader and Taiwan, Singapore and Korea are very significant technology centers.

Matthews International Funds are designed to provide a full range of investment alternatives for those seeking ways to invest in Asia's future. The series now incorporates three single country funds and two that are diversified across a variety of markets. As of September 12, 1999, our two oldest funds, Matthews Pacific Tiger and Matthews Asian Growth and Income have achieved five-year track records that standout relative to the relevant indices and the competition.

The combination of new technology, more open markets, and improving financial supervision is laying a strong framework for Asia in the 21st century. We look forward to the coming year with great optimism.

Thank you for your continued support.

Sincerely,


/s/ G. Paul Matthews                          /s/ Mark W. Headley
----------------------------                  ----------------------
    G. Paul Matthews                              Mark W. Headley
    President,                                    Managing Director,
    Chief Investment Officer                      Portfolio Manager

MATTHEWS INVESTMENT MANAGEMENT TEAM





G. Paul Matthews
President,
Chief Investment Officer


Mark W. Headley
Managing Director,
Portfolio Manager

James Bogin
Portfolio Manager

Richard Gao
Assistant  Portfolio Manager

Andrew Foster
Research Analyst

PORTFOLIO MANAGERS' COMMENTS


MATTHEWS PACIFIC TIGER FUND
Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Pacific Tiger Fund continues to participate in the revival of the Asia ex-Japan financial markets. The Fund is diversified across the Asian region excluding Japan, with the largest segments invested in Hong Kong, Korea, China and Singapore. It is important to understand that the focus of the Fund is on stock selection rather than top-down country selection. The Portfolio Managers are constantly searching through several thousand companies to find the approximately fifty stocks found in the portfolio. Our process is based on the belief that Asia's more open market environment and growing financial sophistication will bring many benefits to the region. With more open markets, increased foreign competition, less government interference, and improved banking systems, successful companies in Asia are becoming highly focused on increased profitability. Such companies should be competitive in their local economy, in the region and even globally. We continue to search for the long-term corporate winners across the region through fundamental analysis and on-site company visits.

Despite many years of experience in Asia - every member of our team has lived and worked there - the Asian crisis of 1997/98 was a brutal surprise. As investment professionals, we can point to the fact that our investment process and discipline was maintained throughout this wrenching bear market. When the markets bottomed out in September 1998, market commentators were almost universally negative, and many portfolio managers had large cash positions. The positive signs that we noticed in the early stages of the recovery were reflected in our stock selection process, but we remained fully invested throughout the crisis. We believe it is our core discipline of avoiding market timing and focusing on company fundamentals that explains the Fund's outperformance of both relevant indices and the majority of comparable funds over the last year and since the Fund's inception in September 1994.

For the fiscal year ending August 31, 1999, the Matthews Pacific Tiger Fund had a total return of 156.28% versus the Morgan Stanley Capital International All Country Far East ex-Japan Index return of 121.97%. We continue to see a wide range of opportunities across Asia's diverse economic environments. As Asia becomes a more open economic environment, its regulatory systems should improve rapidly, and we already see significant evidence of improved corporate governance. We believe the Matthews Pacific Tiger Fund is well positioned to continue participating in the positive changes occurring across the markets of the Asian Tiger countries.

PORTFOLIO MANAGERS' COMMENTS

MATTHEWS ASIAN GROWTH AND INCOME FUND
Portfolio Manager: G. Paul Matthews

The Matthews Asian Growth and Income Fund invests in a portfolio of Asian convertible bonds and equities. Historically, convertible bonds have been less volatile than individual equities. The Fund seeks bonds that offer both income and capital gains opportunities and equities with an above average yield. The Fund seeks to achieve both capital gains and an income component that is higher than the average Asia ex-Japan equity fund. It should be noted that a significant portion of the "income" component of convertible bonds issued by Asian companies is in the form of capital gains paid out at the maturity of the bond and may not generate significant "current" income for the Fund. One of the attractions of convertible bonds relative to equities is that, historically, they have been less volatile, falling less in down markets but rising less in up markets. We consider this lower volatility to be a key attraction for investors.

In the fiscal year ended August 31, 1999, the Matthews Asian Growth and Income Fund gained 52.65%, as regional equity markets performed strongly. An index of regional equity markets, the Morgan Stanley Capital International All Country Far East Ex-Japan Index gained 121.97% over the same period. During periods of weak equity market performance, convertible bonds often fall less than equities, and conversely during periods of strong equity market performance, convertible bonds often rise less than their underlying equities. The Fund invests at least 65% of its assets in convertible bonds. The portfolio at August 31, 1999, was comprised of 32 positions in convertible securities issued by Asian companies and 14 positions in individual Asian equities which have historically high dividend yields; as a percentage of the total assets in the portfolio convertibles accounted for 74% of the portfolio and equities 21%, with 5% in cash. The portfolio was diversified in ten Asian countries. The equity portion of the portfolio was invested primarily in Hong Kong, Singapore and Korea.

Asia's financial markets have been notoriously volatile in recent years. Although we believe that the restructuring efforts that are underway in Asia will have the long term effect of improving overall regulatory standards, transparency, and market efficiency, we believe that the equity markets in the region will continue to be more volatile than more developed markets. This is, in part, because the underlying economies are less mature than developed countries and in part due to a lack of institutional investors in many of these markets. For this and other reasons, we believe the convertible bond markets offers an attractive alternative to equities to investors who are concerned about short term price fluctuations.

PORTFOLIO MANAGERS' COMMENTS

MATTHEWS KOREA FUND
Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The South Korean economy and stock market have enjoyed a remarkable transformation in the twelve months which ended August 31, 1999. During that period, the primary index of Korean equities, the KOSPI, gained 252.14% while the Matthews Korea Fund Class I Shares appreciated by 268.97% in U.S. Dollar terms. This extraordinary recovery has been underpinned by a rapid improvement in Korea's trade, current account, and foreign exchange reserves. These improvements have occurred far faster than most commentators had expected and have allowed Korea to return to positive economic growth in record time.

Behind the overall improvement is a concerted effort on behalf of the Korean government to transition Korea towards an open market economy, reduce the influence of Government in business, and curtail the role of the largest conglomerates or Chaebols. This process is ongoing and tumultuous, involving significant debt restructuring, asset sales, and employee layoffs. During this process, there will be winners and losers and identifying the long-term winners in Korea is our primary goal. Because the Korean stock market is still dominated by individual investors, who currently account for 75% of daily turnover, the market will undoubtedly remain one of Asia's most volatile. Overall, we are greatly encouraged by the progress that has been made under President Kim Dae Jung's leadership.

The Matthews Korea Fund is currently focused on three primary sectors in Korea, technology, consumer and finance. Korea's rapid return to export growth has been led by its leadership position in a number of key technology areas, in particular, memory chips and LCD screens. Historically, the valuations of many Korean technology companies have been depressed because of their relationships with the large Chaebol and their competing capital needs. As long as the restructuring that is now underway in Korea is sustained, such concerns will abate over time, and we believe the Korean technology sector is well positioned. In the finance area, we have focused on companies that have leadership positions in areas such as insurance and domestic brokerage, as well as those banks that have secured new capital from international banks. In the consumer area, we believe that there is a particular opportunity for established companies to benefit from renewed consumption as confidence gradually returns at the consumer level.

The Fund has maintained a policy of being as close to fully invested as is practicable with an ongoing focus on individual stock selection.

PORTFOLIO MANAGERS' COMMENTS

MATTHEWS DRAGON CENTURY CHINA FUND
Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley and Richard Gao

The Matthews Dragon Century China Fund is focused primarily on investments in companies known as H shares, Red Chips and B shares. These are all Chinese companies that are listed in Hong Kong or China's two stock markets located in Shanghai and Shenzhen. During the fiscal year ended August 31, 1999, the Fund participated in the rally seen across most Asian markets. During this twelve-month period, the Fund had a total return of 97.79% versus the Credit Lyonnais China World Index's return of 125.47%. A significant increase in fixed asset investments by the government helped stabilize the economy. Meanwhile, a strong recovery in neighboring Asian economies and a weaker U.S. Dollar lifted concerns regarding the possibility of a devaluation of China's currency, the Renminbi.

Reform is at the center stage of economic development in China. During the last fiscal year, we have seen reform in every sector of the economy. As a significant move towards a free market economy, China's government announced for the first time that the private sector is "an important part of the economy." State-owned-enterprises (SOE) now account for less than one third of the nation's GDP. As a key part of the SOE reform, China is also developing its stock market. In the banking sector, the government set up the Asset Management Company ("AMC") to help banks solve the burdens of non-performing loans. The AMC is also using debt-for-equity measures to lessen the debt burden for the SOEs.

While China's economic growth over the last twenty years has been extremely rapid, we believe that the country's investment potential will be recognized in the coming decade. The efforts by the government to establish the basic rules of law necessary for a flourishing private economy should benefit all investors in China. The commitment to reducing the state sector and strengthening the banking system will have many positive implications for the investment environment.

In the portfolio, we remain well diversified among various sectors. Our goal is to find the companies in a variety of sectors that will be the long-term leaders of the country's economic growth and development. Company visits are an important part of our investment process. Every company in the portfolio has been visited at least once in the last year. Our close contact with the management of companies held by the Fund has given us first hand information about corporate operations and helped us to understand local business conditions.

PORTFOLIO MANAGERS' COMMENTS

MATTHEWS JAPAN FUND
Co-Portfolio Managers: James M. Bogin and Mark W. Headley

Launched on December 31, 1998, the Matthews Japan Fund has more than doubled in value over its first eight months. It seems the Fund was begun within two months of the bottom of the ten-year Japanese bear market. The Fund has maintained a focused portfolio of approximately 35 to 45 companies, and has been concentrated in the small and mid capitalization sectors of the Japanese stocks market. This smaller cap concentration was born out during the first eight months of 1999, with small cap stocks rising more than twice as much as the large capitalization stock market indices. The Fund is flexible in its stock selection process, and large caps remain a significant component of the portfolio. By sector, the Fund had large weightings in brokerage and brokerage-related stocks, technology, chain stores, broadcasting, industrials and pharmaceuticals. The Fund has been close to fully invested at all times, and strategy has focused on finding attractive individual companies through fundamental research and company visits.

Japan appears to be rising from a long, dull recession. Corporate restructuring is now taking place in earnest, with firms selling off divisions, laying-off workers, and focusing on shareholder value. These concepts, taken for granted in the United States, have been long awaited by investors in Japan and represent a sea of change in the collective corporate mentality. At the same time, the government, though less dynamic than the corporate side, is lowering corporate and personal taxes, and is encouraging the shift to a pension scheme not unlike 401(k) plans common in the United States.

Just a year ago, only a few firms had announced restructuring plans. By spring of this year, the number had risen to several hundred, and now it seems that every firm intends to restructure. A pundit remarked that if only half of the firms do half of what they say they will do, Japan will undergo a magnificent positive change. Japan has massive over-capacity in steel, textiles, rubber, petro-chemicals, and other smokestack industries. Return on equity hovers at around 2%, a fraction of the 17% achieved in the United States. If this number is to rise, assets must be written off, i.e., equity must fall. At the same time, unemployment, which has doubled to almost 5%, must surely rise more as this restructuring takes place. We shall be keeping a keen eye on these items and others as we witness and invest in what we hope will be the beginning of the long awaited Japanese recovery.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

The graph below compares the change in value of a $10,000 investment in Matthews Pacific Tiger Fund Class I Shares and Matthews Asian Growth and Income Fund with the performance of the Morgan Stanley All Country Far East ex-Japan Index with gross dividends in U.S. dollars. The total returns of the Matthews Pacific Tiger Fund Class I Shares, Matthews Asian Growth and Income Fund and the Morgan Stanley All Country Far East ex-Japan Index and for one year was 156.28%, 52.65% and 121.97%, respectively, and the average annual total return since inception was 1.25%, 4.76% and (3.38%), respectively.

           PACIFIC TIGER(1) & ASIAN GROWTH AND INCOME FUNDS (Assuming
                         $10,000 invested at inception)

                                     Matthews             MSCI
                   Matthews       Pacific Tiger       All Country
                 Asian Growth       Fund Class          Far East
               and Income Fund       I Shares      ex-Japan Index(2)
               ---------------    -------------    -----------------
                               Value (In Thousands)

09/12/94          $10,000             $10,000           $10,000

02/95               9,722               9,241             8,879

08/95              10,089               9,793             8,873

02/96              11,124              10,965             9,563

08/96              11,122              10,835             9,658

02/97              12,095              12,439            10,326

08/97              12,754              11,349             9,017

02/98               9,873               7,693             6,769

08/98               8,256               4,151             3,798

02/99               9,117               6,517             5,520

08/99              12,603              10,638             8,430

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
The graph below compares the change in value of a $10,000 investment in Matthews Korea Fund Class I Shares with the performance of the Korea Stock Price Index. The total return of the Matthews Korea Fund Class I Shares and the Korea Stock Price Index for one year was 268.97% and 252.14%, respectively, and the average annual return since inception was (5.84%) and (8.90%), respectively.


                                 KOREA FUND(1)
                    (Assuming $10,000 invested at inception)

                            Matthews               Korea
                           Korea Fund           Stock Price
                         Class I Shares           Index(3)
                         --------------         -----------
                                 Value (In Thousands)

01/03/95                     10,000                10,000

02/95                         8,960                 8,855

08/95                         9,230                 9,237

02/96                         8,636                 8,779

08/96                         6,820                 6,794

02/97                         6,416                 6,412

08/97                         3,047                 2,748

02/98                         2,280                 1,832

08/98                         3,107                 2,748

02/99                         6,013                 4,733

08/99                         7,566                 6,031


Past performance is not indicative of future results.

-------------------
(1) Class A shares are available on Matthews Pacific Tiger Fund and Matthews Korea Fund. Total return will differ due to sales charges and 12b-1 fees.
(2) The MSCI All Country Far East ex-Japan Index in an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.
(3) The Korea Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000

The graph below compares the change in value of a $10,000 investment in Matthews Dragon Century China Fund with the performance of the Credit Lyonnais China World Index. The total return of the Matthews Dragon Century China Fund and the Credit Lyonnais China World Index for one year was 97.79% and 125.47%, respectively, and the average annual total return since inception was (9.23%) and (6.05%), respectively.

                           DRAGON CENTURY CHINA FUND
                    (Assuming $10,000 invested at inception)

                             Matthews                 Credit
                          Dragon Century          Lyonnais China
                            China Fund            World Index(1)
                          --------------          --------------
                                   Value (In Thousands)

02/19/98                      10,000                  10,000

02/98                         10,610                  11,360

03/98                         10,550                  10,865

04/98                          9,880                   9,597

05/98                          8,570                   8,100

06/98                          7,100                   6,662

07/98                          5,340                   5,256

08/98                          4,360                   4,027

11/98                          6,650                   6,573

02/99                          5,150                   5,200

05/99                          6,734                   7,107

08/99                          8,624                   9,090


Past performance is not indicative of future results.

--------------------------------------------------------------------------------
The graph below compares the change in value of a $10,000 investment in Matthews Japan Fund with the performance of the Topix Index (Tokyo). The unannualized total return of the Matthews Japan Fund and the Topix Index (Tokyo) for the period December 31, 1998 to August 31, 1999, was 117.00% and 40.80%,
respectively.

                                   JAPAN FUND
                    (Assuming $10,000 invested at inception)

                              Matthews            TOPIX
                             Japan Fund          Index(2)
                             ----------          --------
                                  Value (In Thousands)

12/31/98                       10,000             10,000

02/99                          11,310              9,937

05/99                          15,370             11,258

08/99                          21,700             14,080


Past performance is not indicative of future results.

-------------------
(1) The Credit Lyonnais China World Index is an unmanaged capitalization-weighted index of Chinese equities which are listed on the Hong Kong, Shanghai, and Shenzhen stock exchanges.
(2) The TOPIX, also known as the Tokyo Price Index, is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

GENERAL MARKET AND ECONOMIC INFORMATION

              ASIA EX-JAPAN VS. US AND INTERNATIONAL STOCK MARKETS
                         DECEMBER 1987 - SEPTEMBER 1999

                           MSCI
                       All Country                            MSCI Europe
                         Far East                              Australia
                    ex-Japan Index(2)      S&P 500(1)      Far East Index(3)
                    -----------------      ----------      -----------------
                                        Cumulative Return

12/31/87                     --                 --                  --
03/31/88                  21.83%              5.68%              15.32%
06/30/88                  47.03%             12.42%              10.33%
09/30/88                  79.54%             12.80%              11.11%
12/31/88                  66.65%             16.27%              28.59%
03/31/89                 102.81%             24.50%              29.02%
06/30/89                 115.13%             35.47%              21.13%
09/30/89                 138.06%             49.95%              36.22%
12/31/89                 133.50%             51.77%              42.47%
03/31/90                 139.08%             45.99%              14.38%
06/30/90                  89.86%             53.76%              25.40%
09/30/90                  36.58%             31.44%              -1.09%
12/31/90                  63.33%             48.22%               9.42%
03/31/91                  87.53%             69.72%              17.66%
06/30/91                  91.72%             69.31%              11.33%
09/30/91                  87.80%             78.35%              20.97%
12/31/91                  89.16%             93.28%              23.10%
03/31/92                 101.53%             88.51%               8.59%
06/30/92                 116.06%             92.08%              10.98%
09/30/92                  99.34%             98.14%              12.76%
12/31/92                 105.80%            108.09%               8.51%
03/31/93                 131.55%            117.18%              21.62%
06/30/93                 147.09%            118.27%              33.95%
09/30/93                 166.65%            123.85%              42.93%
12/31/93                 291.08%            129.04%              44.26%
03/31/94                 221.53%            120.37%              49.40%
06/30/94                 241.44%            121.29%              57.13%
09/30/94                 293.38%            132.03%              57.39%
12/31/94                 262.13%            131.98%              55.89%
03/31/95                 250.32%            154.54%              58.92%
06/30/95                 261.36%            178.81%              60.20%
09/30/95                 255.15%            200.95%              67.00%
12/31/95                 255.52%            219.28%              73.90%
03/31/96                 278.20%            234.61%              79.05%
06/30/96                 293.30%            247.63%              82.02%
09/30/96                 284.32%            256.28%              81.93%
12/31/96                 290.96%            283.98%              84.96%
03/31/97                 283.39%            303.13%              82.20%
06/30/97                 307.24%            373.45%             105.98%
09/30/97                 239.93%            408.91%             104.66%
12/31/97                 130.99%            423.52%              88.77%
03/31/98                 156.72%            496.50%             116.68%
06/30/98                  78.20%            516.59%             119.13%
09/30/98                  61.98%            455.37%              88.12%
12/31/98                 119.84%            573.56%             127.15%
03/31/99                 136.16%            607.12%             130.47%
06/30/99                 229.66%            656.95%             136.48%
09/30/99                 201.56%            610.43%             147.03%

Past performance is not indicative of future results.

-------------------
(1) The S&P 500 Index is a capitalization-weighted index of 500 U.S. stocks.
(2) The MCSI All Country Far East ex-Japan Index is an unmanaged capitalization-weighted index of stock markets in the Pacific region excluding Japan.
(3) The MCSI Europe, Australia, Far East Index is an unmanaged capitalization-weighted index of stock markets in Europe, Australia and the Far East.

--------------------------------------------------------------------------------
Economic Statistics (as of 9/30/99)

                                 99e Real      98 Real   98 GDP     1998 GDP                                 Prime        99e
                 Population         GDP         GDP       (US$      per capita       1999e        1998      Lending   Current A/C
Market           (millions)       Growth       Growth   billions)     (US$)        Inflation    Inflation    Rates     (% of GDP)
-----------------------------------------------------------------------------------------------------------------------------------
Japan .........       126           0.4%        -2.9%    5,003       39,526          -0.2%         0.7%        1.7%        2.4%
China .........     1,215           7.1%         7.8%      961          766          -2.3%        -0.8%        4.6%        1.7%
Hong Kong .....         7           0.9%        -5.1%      166       24,812          -3.4%         2.6%        8.5%        1.2%
Indonesia......       198          -1.0%       -13.2%       97          469          18.0%        58.0%       34.0%        2.8%
Malaysia ......        21           4.7%        -7.5%       71        3,214           2.9%         5.3%        7.5%       12.7%
Philippines ...        69           3.0%        -0.8%       66          872           6.4%         9.7%       12.3%        3.5%
Singapore .....         3           5.8%         1.5%       85       21,875           0.2%        -0.3%        5.8%       20.5%
South Korea ...        45           8.1%        -5.8%      329        7,080           1.3%         7.5%        8.5%        4.8%
Taiwan ........        22           5.9%         4.8%      262       12,016           1.0%         1.7%        7.8%        3.5%
Thailand ......        61           3.5%        -9.4%      113        1,835           1.5%         8.1%       10.2%        7.4%

Source: Warburg Dillon Read

MARKET SECTOR DIVERSIFICATION                                    AUGUST 31, 1999


As a Percentage of Total Value of Investment in Securities as of August 31, 1999

                                                                         Matthews                Matthews
                                                             Matthews      Asian                  Dragon
                                                              Pacific      Growth    Matthews     Century     Matthews
                                                               Tiger     and Income    Korea       China        Japan
                                                               Fund         Fund        Fund        Fund         Fund
                                                               ----         ----        ----        ----         ----

EQUITIES
   Agricultural Equipment .............................         0.11%       0.00%        0.00%       0.00%        0.00%
   Automotive .........................................         0.00        0.00         4.51        8.76         0.00
   Banking and Finance ................................        11.90        0.00        14.72        1.85        17.42
   Brokers ............................................         0.00        0.00         0.00        0.00         2.59
   Commercial Service .................................         0.00        1.25         0.00        0.00         0.24
   Commercial & Industrial ............................         0.82        0.00         2.75        0.00         0.00
   Communications .....................................         0.00        0.00         3.72        0.00         0.00
   Conglomerate .......................................         2.09        0.04         0.00       13.87         0.00
   Consumer ...........................................        10.79        6.12         6.43       13.88        12.30
   Consumer Electronics ...............................         0.00        0.00         0.00        0.00         0.05
   Electronics ........................................        14.39        0.37        19.63        0.00         3.91
   Food & Beverages ...................................         5.01        0.00         7.08        0.00         0.50
   Health Care ........................................         4.58        0.00         0.00        2.27         0.00
   Hotels .............................................         2.34        0.00         0.00        0.00         0.00
   Household ..........................................         0.00        0.00         1.24        0.00         0.00
   Industrial .........................................         0.00        1.09         0.00        0.00         4.84
   Infrastructure .....................................         0.00        0.00         0.00        6.27         0.00
   Insurance ..........................................         6.46        0.00         8.82        1.79         0.00
   Machinery & Equipment ..............................         0.00        0.00         0.44        0.00         7.43
   Manufacturing ......................................         1.47        0.00         0.00        0.00         2.18
   Media ..............................................         1.69        2.66         0.00        0.00         3.45
   Paper Products .....................................         0.00        0.00         0.51        0.00         0.00
   Petro-Chemical .....................................         0.00        4.25        13.17        8.04         0.41
   Pharmaceutical .....................................         0.00        0.00         2.14        7.48         6.43
   Printing ...........................................         0.00        0.00         0.00        0.00         8.22
   Property ...........................................         0.00        0.00         0.00        3.74         1.27
   Real Estate Rental .................................         0.00        0.00         0.00        0.00         1.43
   Retail .............................................         6.30        0.00         0.00        0.00         7.57
   Security Service ...................................         0.04        0.00         0.92        0.00         0.00
   Shipping & Steel ...................................         0.00        0.00         0.88        0.00         0.00
   Software ...........................................         0.00        0.00         0.00        0.00         3.15
   Supermarket ........................................         0.00        0.00         0.00        0.00         1.49
   Technology .........................................         5.67        1.74         0.28        5.70         6.89
   Telecommunications .................................         8.38        1.46         5.91        8.17         6.61
   Textile ............................................         0.00        1.43         0.00        0.00         0.00
   Toys ...............................................         0.00        0.00         0.00        0.00         1.62
   Trading ............................................         4.41        0.00         0.00        0.00         0.00
   Transportation .....................................         0.00        0.00         0.00        6.40         0.00
   Utility ............................................        10.73        2.06         6.06       11.78         0.00
                                                               -----        ----         ----       -----         ----
        Total Equities ................................        97.18%      22.47%       99.21%     100.00%      100.00%

                 See accompanying notes to financial statements.

MARKET SECTOR DIVERSIFICATION SCHEDULE OF INVESTMENTS            AUGUST 31, 1999


As a Percentage of Total Value of Investment in Securities as of August 31, 1999

                                                                          Matthews               Matthews
                                                             Matthews      Asian                  Dragon
                                                              Pacific      Growth    Matthews     Century     Matthews
                                                               Tiger     and Income    Korea       China        Japan
                                                               Fund         Fund        Fund        Fund         Fund
                                                               ----         ----        ----        ----         ----

BONDS
   Automotive .........................................         0.00%       3.73%        0.00%       0.00%        0.00%
   Banking and Finance ................................         2.82       10.67         0.00        0.00         0.00
   Conglomerate .......................................         0.00        5.68         0.00        0.00         0.00
   Consumer ...........................................         0.00        0.11         0.00        0.00         0.00
   Electrical Appliance ...............................         0.00        0.87         0.00        0.00         0.00
   Electronics ........................................         0.00       22.10         0.79        0.00         0.00
   Food & Beverages ...................................         0.00        3.86         0.00        0.00         0.00
   Hotels .............................................         0.00        3.96         0.00        0.00         0.00
   Industrial .........................................         0.00        4.24         0.00        0.00         0.00
   Infrastructure .....................................         0.00        2.24         0.00        0.00         0.00
   Petro-Chemical .....................................         0.00        2.59         0.00        0.00         0.00
   Property ...........................................         0.00        6.34         0.00        0.00         0.00
   Telecommunications .................................         0.00        2.98         0.00        0.00         0.00
   Transportation .....................................         0.00        5.31         0.00        0.00         0.00
   Utility ............................................         0.00        2.85         0.00        0.00         0.00
                                                              ------      ------       ------      ------       ------
   Total Bonds ........................................         2.82       77.53         0.79        0.00         0.00
                                                              ------      ------       ------      ------       ------
TOTAL INVESTMENTS .....................................       100.00%     100.00%      100.00%     100.00%      100.00%
                                                              ======      ======       ======      ======       ======

                 See accompanying notes to financial statements.

MATTHEWS PACIFIC TIGER FUND SCHEDULE OF INVESTMENTS              AUGUST 31, 1999

                                                          Shares      Value
                                                        ---------   ---------
Equities - 94.74%***
China/Hong Kong - 45.03%
Asia Satellite Telecommunications
   Holdings, Ltd. ADR                                     127,600 $ 3,094,300
Axa China Region, Ltd.                                  4,418,000   3,100,890
Beijing Datang Power Generation
   Co., Ltd. H Shares**                                 5,384,000   1,438,756
Cafe De Coral Holdings, Ltd.                            6,262,000   2,963,702
China Hong Kong Photo
   Products Holdings, Ltd.                             18,488,000   2,452,400
China Telecom
   (Hong Kong), Ltd. ADR **                                32,800   2,039,750
China Telecom
   (Hong Kong), Ltd.**                                    168,800     524,993
Dickson Concepts
   International, Ltd.                                  3,015,500   2,796,121
Giordano International, Ltd.                            4,347,000   4,030,754
Guangdong Electric Power
   Development Co., Ltd. B Shares                       3,540,294   1,887,573
Guangdong Kelon Electrical
   Holdings Co., Ltd. H Shares                          2,902,000   2,971,178
Hengan International
   Group Co., Ltd.                                      6,952,000   2,574,019
Huaneng Power
   International, Inc. ADR                                122,900   1,536,250
Hutchison Whampoa, Ltd.                                   232,200   2,265,213
Legend Holdings, Ltd.                                   4,041,000   3,903,141
Li & Fung, Ltd.                                         1,492,000   4,784,453
Peregrine Investments
   Holdings, Ltd.**                                     1,097,000           0
Quality Healthcare Asia, Ltd.**                         2,418,000     448,418
Shangri-La Asia, Ltd.                                   2,240,000   2,538,603
Vitasoy International
   Holdings, Ltd.                                       9,562,500   3,109,546
Wuxi Little Swan Co., Ltd.
   B Shares                                             2,687,483   1,592,090
                                                                  -----------
Total China/Hong Kong                                              50,052,150
                                                                  -----------
Indonesia - 1.22%
PT Hero Supermarket**                                   5,564,500   1,360,292
PT Steady Safe
   Transportation Service**                                     6           0
                                                                  -----------
Total Indonesia                                                     1,360,292
                                                                  -----------
Malaysia - 0.88%
PhileoAllied Berhad                                     1,521,000     979,844
Public Bank Berhad                                              3           3
                                                                  -----------
Total Maylasia                                                        979,847
                                                                  -----------
Philippines - 4.61%
Benpres Holdings Corp.**                                9,294,000   1,827,176
Manila Electric Co. B Shares                              691,000   2,055,148

                                                          Shares      Value
                                                        ---------   ---------
Philippine Long Distance
   Telephone Co.                                           46,280 $ 1,096,489
SPI Technologies, Inc.                                    569,000     143,415
                                                                  -----------
Total Philippines                                                   5,122,228
                                                                  -----------
Singapore - 10.17%
Avimo Group, Ltd.                                       1,599,600   2,099,861
CSE Systems &
   Engineering, Ltd.**                                  1,851,000   1,770,187
Parkway Holdings, Ltd.                                    921,000   1,936,644
Venture Manufacturing
   (Singapore), Ltd.                                      335,800   3,211,393
Vickers Ballas Holdings, Ltd.                           3,238,000   2,288,815
                                                                  -----------
Total Singapore                                                    11,306,900
                                                                  -----------
South Korea - 23.66%
Comtec System Co., Ltd.                                   206,470   2,186,256
Dae Duck Electronics Co.**                                 94,652   1,114,501
Hana Bank                                                 377,289   3,355,811
Hite Brewery Co., Ltd.**                                   74,357   2,324,247
Korea Electric Power
   Corp. ADR                                               20,000     360,000
Korea Electric Power Corp.                                 87,340   3,255,366
Korea Telecom Corp. ADR**                                  14,750     479,375
S1 Corp.                                                      221      38,165
Samsung Electronics                                        36,018   6,834,419
Samsung Fire &
   Marine Insurance                                        78,850   3,894,075
Samsung Securities Co., Ltd.                               61,480   2,411,287
SK Telecom Co., Ltd.                                           44      44,019
                                                                  -----------
Total South Korea                                                  26,297,521
                                                                  -----------
Taiwan - 0.86%
Bank Sinopac                                            1,548,000     954,113
                                                                  -----------
Thailand - 8.31%
Advanced Info Service
   Public Co., Ltd.**                                      97,500   1,338,335
Bangkok Bank Public
   Co., Ltd.**                                          1,121,100   2,852,486
Charoen Pokphand Feedmill
   Public Co., Ltd.**                                     636,300   1,942,774
Shinawatra Satellite
   Public Co., Ltd.**                                   3,362,500   2,040,139
Srithai Superware Public
   Co., Ltd.**                                          1,850,700     893,475
Thai Engine Manufacturing
   Public Co., Ltd.**                                     595,800     115,055
Thai Reinsurance Public
   Co., Ltd.                                               45,000      48,147
                                                                  -----------
   Total Thailand                                                   9,230,411
                                                                  -----------
   Total Equities
   (Cost $87,004,125)                                             105,303,462
                                                                  -----------

MATTHEWS PACIFIC TIGER FUND SCHEDULE OF INVESTMENTS              AUGUST 31, 1999

                                                       Face Amount     Value
                                                       ----------- ------------
International Dollar Bonds - 2.75%,***
Singapore - 2.75%
Finlayson Global Corp.
   0.000%, 02/19/04
   (Cost $2,422,466)                                   $1,670,000  $  3,060,275
                                                                   ------------
TOTAL INVESTMENTS - 97.49%***
   (Cost $89,426,591*)                                              108,363,737
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 2.51%                                           2,793,190
                                                                   ------------
NET ASSETS - 100%                                                  $111,156,927
                                                                   ============

* Cost for Federal income tax purposes is
  $89,845,647 and net unrealized appreciation
  consists of:
   Gross unrealized appreciation                                    $30,100,506
   Gross unrealized depreciation                                    (11,582,416)
                                                                    -----------
   Net unrealized appreciation                                      $18,518,090
                                                                    ===========

 ** Non-income producing security
*** As a percentage of net assets as of August 31, 1999.

                See accompanying notes to financial statements.

MATTHEWS ASIAN GROWTH AND INCOME FUND  SCHEDULE OF INVESTMENTS   AUGUST 31, 1999

                                                          Shares      Value
                                                        ---------   ---------
Equities - 21.53%****
China/Hong Kong - 16.32%
ASM Pacific Technology, Ltd.                              194,000   $ 177,388
Cable & Wireless HKT, Ltd.                                  6,600     148,913
Cafe De Coral Holdings, Ltd.                              446,000     211,084
Chen Hsong Holdings, Ltd.                                 530,000      74,399
China Hong Kong Photo Products
   Holdings, Ltd.                                       1,186,003     157,321
Dairy Farm International
   Holdings, Ltd.                                         214,000     212,930
Hong Kong Aircraft
   Engineering Co., Ltd.                                   72,400     127,739
Peregrine Investments
   Holdings, Ltd.**                                        64,000           0
Shadong Huaneng Power
   Co., Ltd. ADR                                           48,000     210,000
South China Morning Post
   (Holdings), Ltd.                                       428,000     271,465
Tungtex Holdings                                          834,000     146,073
                                                                   ----------
Total China/Hong Kong                                               1,737,312
                                                                   ----------
Malaysia - 0.04%
Renong Berhad Warrants**                                   40,000       4,211
                                                                   ----------
South Korea - 4.07%
SK Corp. GDR                                               34,000     272,000
Ssangyong Oil Refining Co., Ltd.
   Pfd. Shares                                              7,300     160,779
                                                                   ----------
Total South Korea                                                     432,779
                                                                   ----------
Taiwan - 0.70%
Ton Yi Industrial Corp.**                                  77,920      36,510
Winbond Electronics Corp.**                                 2,000      38,000
                                                                   ----------
Total Taiwan                                                           74,510
                                                                   ----------
Thailand - 0.40%
Srithai Superware
   Public Co., Ltd**                                       88,000      42,484
                                                                   ----------
Total Equities
   (Cost $2,132,963)                                                2,291,296
                                                                   ----------

                                                       Face Amount
                                                       -----------
International Dollar Bonds - 74.26%****
China/Hong Kong - 30.78%
Shangri-La Asia
Capital, Ltd.
   2.875%, 12/16/00                                     $ 380,000     352,450
HSH Overseas Finance, Ltd.
   5.000%, 01/06/01                                       250,000     239,375
Hong Kong Land Co.
   4.000%, 02/23/01                                       150,000     142,875
New World Infrastructure, Ltd.
   5.000%, 07/15/01                                       250,000     228,750
Qingling Motors, Ltd.***
   3.500%, 01/22/02                                     1,000,000     380,000

                                                       Face Amount     Value
                                                       -----------   --------
First Pacific Capital, Ltd.
   2.000%, 03/27/02                                      $250,000    $251,875
Tingyi (C.I.) Holding Corp.
   1.625%, 07/17/02                                       250,000     171,250
Shanghai Industrial Investment Co.
   1.000%, 02/24/03                                       200,000     190,500
Cosco Treasury Co., Ltd.
   1.000%, 03/13/03                                       300,000     293,250
Guangdong Investment, Ltd.***
   3.250%, 04/07/03                                       170,000      72,250
Zhenhai Refining & Chemical Co., Ltd.
   3.000%, 12/19/03                                       250,000     263,750
Huaneng Power International
   Public Co., Ltd.
   1.750%, 05/21/04                                       300,000     290,250
Regal Hotels International
   Holdings, Ltd.
   5.250%, 12/13/08                                        95,000      51,775
Amoy Properties, Ltd.
   5.500%, 12/29/49                                       450,000     347,625
                                                                   ----------
Total China/Hong Kong                                               3,275,975
                                                                   ----------
Indonesia - 3.41%
Asia Pulp & Paper Global
   Finance V, Ltd.
   2.000%, 07/25/00                                       150,000     141,375
Polymax***
   2.000%, 02/27/06                                       260,000     222,300
                                                                   ----------
Total Indonesia                                                       363,675
                                                                   ----------
Philippines - 4.40%
Metro Pacific Capital, Ltd.
   2.500%, 04/11/03                                        60,000      64,800
JG Summit (Cayman), Ltd.
   3.500%, 12/23/03                                        80,000      60,200
International Container
   Terminal Services, Inc.
   1.750%, 03/13/04                                       250,000     248,125
FDC Capital Cayman
   2.500%, 05/15/06                                        90,000      95,625
                                                                   ----------
Total Philippines                                                     468,750
                                                                   ----------
Singapore - 6.30%
Fullerton Global Corp.
   0.000%, 04/02/03                                       300,000     303,750
Finlayson Global Corp.***
   0.000%, 02/19/04                                       200,000     366,500
                                                                   ----------
Total Singapore                                                       670,250
                                                                   ----------

MATTHEWS ASIAN GROWTH AND INCOME FUND   SCHEDULE OF INVESTMENTS  AUGUST 31, 1999

                                                       Face Amount     Value
                                                       -----------   --------
South Korea - 9.68%
Samsung Display Devices Co.
   0.250%, 03/12/06                                      $250,000   $ 273,750
Samsung Electronics Co.
   0.250%, 12/31/06                                       200,000     466,000
Samsung Electronics Co.
   0.000%, 12/31/07                                       200,000     290,500
                                                                   ----------
Total South Korea                                                   1,030,250
                                                                   ----------
Taiwan - 12.32%
Winbond Electronics Corp.
   1.000%, 11/04/02                                       300,000     405,750
Yageo Corp.
   1.250%, 07/24/03                                        80,000      95,200
Compal Electronics, Inc.
   1.000%, 11/21/03                                       100,000     357,500
Walsin Lihwa Corp.
   3.250%, 06/16/04                                       120,000      88,800
Acer Peripherals, Inc.
   1.250%, 11/27/06                                       180,000     364,500
                                                                   ----------
Total Taiwan                                                        1,311,750
                                                                   ----------
Thailand - 7.37%
Bank of Asia Public Co., Ltd.
   3.750%, 02/09/04                                       300,000     162,000
Bangkok Bank Public Co.
   4.589%, 03/03/04                                       625,000     320,312
Robinson Department Store
   Public Co., Ltd.
   4.250%, 04/07/04                                        50,000      10,750

                                                       Face Amount     Value
                                                       -----------   --------
Tipco Asphalt Co.
   2.750%, 09/19/06                                      $300,000    $291,000
                                                                  -----------
Total Thailand                                                        784,062
                                                                  -----------
Total International Dollar Bonds
   (Cost $7,256,498)                                                7,904,712
                                                                  -----------
TOTAL INVESTMENTS - 95.79%****
   (Cost $9,389,461*)                                              10,196,008
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 4.21%                                           447,773
                                                                  -----------
NET A SETS - 100%                                                 $10,643,781
                                                                  ===========

   * Cost for Federal income tax purposes
     is $9,389,749 and net unrealized appreciation
     consists of:
        Gross unrealized appreciation                                $1,647,392
        Gross unrealized depreciation                                  (841,133)
                                                                     ----------
        Net unrealized appreciation                                  $  806,259
                                                                     ==========
  ** Non-income producing security
 *** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1999, the value of these securities amounted to $1,041,050 or 9.78% of net assets.
**** As a percentage of net assets as of August 31, 1999. See accompanying notes to financial statements.

MATTHEWS KOREA FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 1999

                                                        Shares       Value
                                                       --------    ----------
Equities - South Korea - 98.43%***
Comtec Systems Co., Ltd.                                373,700    $3,957,010
Dacom Corp.**                                            87,048     8,664,244
Dae Duck Electronics Co.                                365,644     4,305,343
Dae Duck Industrial Co., Ltd.                           247,490     2,631,084
Daehan City Gas Co.                                      43,860     1,337,535
Dongbu Insurance Co., Ltd.                              248,700     1,122,889
Dongbu Securities Co.                                   218,100     1,394,879
Dongwon Securities Co.                                  140,130     3,418,673
Global & Yuasa Battery Co.                               32,060       909,792
Han Kuk Carbon Co., Ltd.                                508,120     2,823,604
Han Kuk Paper
   Manufacturing Co.                                     78,680     1,259,680
Hana Bank                                               695,100     6,182,592
Hanjin Heavy Industries                                  24,895       234,083
Hankook Synthetics, Inc.                                336,786       907,225
Hankook Tire Co., Ltd.                                  781,392     3,620,681
Hanmi Pharmaceutical
   Industrial Co.                                        69,826       955,265
Hite Brewery Co., Ltd.**                                219,251     6,853,335
Honam Petrochemical Corp.                               118,790     2,435,170
Housing & Commercial
   Bank, Korea**                                        299,657     7,005,958
Hyundai Heavy Industries**                               34,230     1,919,548
Hyundai Motor Co., Ltd.**                               208,840     6,474,836
Hyundai Precision Co.**                                  74,000     1,065,650
Kolon Chemical Co.                                       59,220     1,494,922
Kookmin Bank                                            440,263     6,153,612
Korea Electric Power Corp. ADR                          199,700     3,594,600
Korea Electric Power Corp.                              265,400     9,892,080
Korea Electric Terminal Co.                             240,000     2,734,435
Korea Fine Chemical Co.                                  46,520     1,532,933
Korea Telecom Corp. ADR**                                46,817     1,521,552
Korea Telecom Corp.                                      67,700     4,243,795
LG Cable, Ltd.                                          293,091     6,703,479
LG Chemical, Ltd.                                       223,458     7,136,270
LG Information &
   Communication, Ltd.                                  101,611     9,080,864
LG Insurance Co., Ltd.                                  623,740     3,989,188
Lotte Chilsung Beverage Co.                              34,260     2,423,304
Lotte Confectionery Co.                                  23,990     3,312,469
Medison Co., Ltd.                                       179,936     2,286,353
Nong Shim Co., Ltd.                                      76,010     4,713,199
Oriental Fire &
   Marine Insurance                                     130,640     2,788,757
Pacific Corp.                                           121,710     3,031,151
Pusan City Gas Co., Ltd.                                 99,550     2,445,531
S1 Corp.                                                 13,056     2,256,229

                                                        Shares       Value
                                                       --------    ----------
Samsung Display Devices Co.                              84,093   $ 4,865,355
Samsung Electronics                                     139,324    26,436,744
Samsung Fire & Marine Insurance                         276,200    13,640,373
Samsung Securities Co., Ltd.                            168,536     6,610,095
Seoul City Gas Co., Ltd.                                 43,860     1,304,097
Shinhan Bank                                            480,752     5,172,004
Shinhung Co.                                            342,700     1,538,594
Shinsegae Department Store Co.                          199,680    15,713,911
Sindo Ricoh Co.                                          77,146     3,006,113
SK Corp. GDR                                            369,000     2,952,000
SK Corp.                                                176,490     4,260,877
SK Telecom Co., Ltd.                                         16        16,007
Ssangyong Oil
   Refining Co., Ltd.                                   194,600     4,829,970
Suheung Capsule                                          35,050       436,455
Trigem Computer, Inc.                                     9,067       675,897
                                                                 ------------
Total Equities
   (Cost $113,566,392)                                            242,272,291
                                                                 ------------
                                                     Face Amount
                                                     -----------
International Dollar Bonds - 0.79%***
South Korea - 0.79%
Samsung Electronics Co.
   0.250%, 12/31/06
   (Cost $911,310)                                     $830,000     1,933,900
                                                                 ------------
TOTAL INVESTMENTS - 99.22%***
   (Cost $114,477,702*)                                           244,206,191
CASH AND OTHER ASSETS,
   LESS LIABILITIES - 0.78%                                         1,920,982
                                                                 ------------
NET ASSETS - 100%                                                $246,127,173
                                                                 ============

  * Cost for Federal income tax purposes is $115,147,956 and net unrealized appreciation consists of:
       Gross unrealized appreciation                             $130,081,280
       Gross unrealized depreciation                               (1,023,045)
                                                                 ------------
   Net unrealized appreciation                                   $129,058,235
                                                                 ============

 ** Non-income producing security
*** As a percentage of net assets as of August 31, 1999.

                 See accompanying notes to financial statements.

MATTHEWS DRAGON CENTURY CHINA FUND     SCHEDULE OF INVESTMENTS   AUGUST 31, 1999

                                                          Shares       Value
                                                         --------    --------
Equities - China/Hong Kong - 96.63%***
Axa China Region, Ltd.                                    154,000    $108,089
Beijing Datang Power Generation
   Co., Ltd. H Shares                                     436,000     116,511
Beijing Enterprises Holdings, Ltd.                        114,000     227,562
Beijing North Star Co., Ltd.
   H Shares                                               622,000      84,109
Brilliance China Automotive
   Holdings, Ltd.                                          18,900     284,681
Cheung Kong Infrastructure
   Holdings, Ltd.                                          31,000      62,480
China Everbright, Ltd.**                                  124,000     111,785
China Hong Kong Photo Products
   Holdings, Ltd.                                         654,000      86,752
China Pharmaceutical Enterprise
   and Investment Corp., Ltd.                           1,482,000     282,471
China Resources Enterprises, Ltd.                          64,000     105,088
China Telecom
   (Hong Kong), Ltd.**                                    100,000     311,015
China Vanke Co., Ltd. B Shares                            313,909     141,493
Citic Pacific, Ltd.                                        58,000     180,389
Cosco Pacific, Ltd.                                       268,000     234,697
Dazhong Transportation Co.
   B Shares**                                              66,000      26,796
Eastern Communications Co., Ltd.
   B Shares                                               202,000     181,800
First Tractor Co., Ltd. H Shares                          499,000     102,822
Glorious Sun Enterprises, Ltd.                            524,000     168,708
Guangdong Electric Power
   Development Co., Ltd.
   B Shares                                               376,896     200,949
Guangdong Kelon Electrical
   Holdings Co., Ltd. H Shares                            226,500     231,899
Guangzhou Pharmaceutical Co., Ltd.
   H Shares                                             1,000,000     168,708
Harbin Power Equipment Co., Ltd.
   H Shares                                             1,284,000     120,712
Hengan International
   Group Co., Ltd.**                                      370,000     136,995
Legend Holdings, Ltd.                                     356,000     343,855
New World Infrastructure, Ltd.**                           74,000     103,878

                                                          Shares       Value
                                                         --------    --------
Ng Fung Hong, Ltd.                                        192,000   $ 134,760
Qingling Motors Co., Ltd.
   H Shares                                               634,000     141,254
Shandong International Power
   Development Co., Ltd.
   H Shares**                                             898,000     179,255
Shanghai Industrial
   Holdings, Ltd.                                          57,000     135,804
Shanghai Petrochemical Co., Ltd.
   H Shares                                             1,090,000     234,428
Shanghai Zhenhua Port
   Machinery Co., Ltd.
   B Shares                                               360,000     124,560
Tianjin Development Holdings, Ltd.                        268,000     188,103
Want Want Holdings, Ltd.                                   35,000      63,000
Wuxi Little Swan Co., Ltd.
   B Shares                                               257,400     152,486
Zhejiang Expressway Co., Ltd.
   H Shares                                             1,194,000     212,201
Zhejiang Southeast Electric
   Power Co., Ltd. B Shares                               281,000      93,854
Zhenhai Refining and
   Chemical Co., Ltd. H Shares                            938,000     250,660
                                                                   ----------
TOTAL INVESTMENTS - 96.63%***
   (Cost $5,892,734*)                                               6,034,609
CASH AND OTHER ASSETS
   LESS LIABILITIES - 3.37%                                           210,664
                                                                   ----------
NET ASSETS - 100%                                                  $6,245,273
                                                                   ==========

   * Cost for Federal income tax purposes is
     $5,986,656 and net unrealized
     appreciation consists of:
        Gross unrealized appreciation                              $  748,821
        Gross unrealized depreciation                                (700,868)
                                                                   ----------
         Net unrealized appreciation                                  $47,953
                                                                   ==========
  ** Non-income producing security
 *** As a percentage of net assets as of August 31, 1999.

                See accompanying notes to financial statements.

MATTHEWS JAPAN FUND                    SCHEDULE OF INVESTMENTS   AUGUST 31, 1999

                                                          Shares       Value
                                                         --------    --------
Equities - 102.88%***
Japan - 102.88%
Aiphone Co., Ltd.                                          30,000   $ 458,413
Airport Facilities Co., Ltd.                               11,000      61,698
Arcland Sakamoto Co., Ltd.                                 60,000     867,417
Asia Securities Printing Co. Ltd.                          45,000   1,502,882
Atlantis Japan Growth Fund**                               45,600     558,144
The Bank of Fukuoka, Ltd.                                 100,000     592,918
Chofu Seisakusho Co., Ltd.                                 34,000     619,087
Daito Chemix Corp.                                         12,000     176,777
Daiwa Securities Group, Inc.                               83,000     752,612
Eiden Co., Ltd.                                           101,000   1,238,357
Gun Ei Chemical
   Industry Co., Ltd.                                      40,000     103,212
Gunze Limited                                             208,000     548,120
Hachijuni Bank, Ltd.                                       50,000     340,836
Hankyu Realty Co., Ltd.                                    20,000      84,180
Heiwa Real Estate Co., Ltd.                                70,000     217,129
Himiko Co., Ltd.                                           65,000     993,229
Hisaka Works, Ltd.                                         14,000      71,223
Ichiyoshi Securities Co., Ltd.                            201,000   1,132,912
Japan Airport Terminal Co., Ltd.                           30,000     359,594
Japan Co., Ltd.                                             5,000     156,922
Kansai Sekiwa Real Estate, Ltd.                             4,000      17,385
Kokusai Securities Co., Ltd.                               40,000     651,478
Kyocera Corp.                                               7,000     461,158
Marche Corp.                                               27,000     689,267
Marusan Securities Co., Ltd.                                3,000      18,446
Miroku Jyoho Service Co., Ltd.                             40,000     794,217
Nintendo Co., Ltd.                                          2,400     407,357
Nippon Broadcasting System, Inc.                           14,000     869,796
Nippon Conlux Co., Ltd.                                    92,000     522,756
Nippon Telegraph &
   Telephone Corp. ADR                                     14,200     802,300
Nitto Kohki Co., Ltd.                                      36,000     849,849
Okinawa Cellular Telephone Co.                                105     403,514
Q'sai Co., Ltd.                                             2,000     126,270

                                                          Shares         Value
                                                         --------      --------
Ralse Co., Ltd.                                            16,000     $ 376,247
Sankyo Co., Ltd.                                           58,000     1,618,629
Softbank Corp.                                              4,200     1,444,963
Sony Corp. ADR                                                100        12,731
Takara Printing Co., Ltd.                                  46,000       568,213
Thanks Japan Corp.                                         29,000     1,061,396
Tochigi Fuji Industrial Co., Ltd.                         141,000       423,168
Toyoda Auto SP Automatic
   Loom Works, Ltd.                                        58,000       951,011
Universal Securities Co., Ltd.                            203,000       993,732
Woodland Corp.                                             10,000       291,884
                                                                    -----------
TOTAL INVESTMENTS - 102.88%***
   (Cost $20,275,781*)                                               25,191,429
LIABILITIES, LESS CASH AND
   OTHER ASSETS - (2.88%)                                              (705,556)
                                                                    -----------
NET ASSETS - 100%                                                   $24,485,873
                                                                    ===========

Schedule of Forward Foreign Exchange Contracts
                                                       Expiration   Unrealized
                                                          Date     Depreciation
                                                       ----------  ------------
Forward Foreign Exchange
   Contracts to Deliver
   1,159,016,000 ****
   Japanese Yen in exchange for
   USD, $9,800,000 ................................11/30/99-01/31/00 (1,065,803)

    * Cost for Federal income tax purposes is $20,306,153 and
      net unrealized appreciation consists of:
        Gross unrealized appreciation                                $5,049,130
        Gross unrealized depreciation                                  (163,854)
                                                                     ----------
        Net unrealized appreciation                                  $4,885,276
                                                                     ==========

   ** Non-income producing security
  *** As a percentage of net assets as of August 31, 1999.
 **** Principal amount denoted in Japanese Yen.
USD United States Dollars

                 See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES                             AUGUST 31, 1999

                                                       Matthews       Matthews
                                                       Pacific      Asian Growth     Matthews       Matthews      Matthews
                                                        Tiger        and Income       Korea      Dragon Century    Japan
                                                        Fund            Fund           Fund        China Fund       Fund
                                                      ---------     ------------     --------    --------------   --------
Assets:
   Investments, at value (Cost $89,426,591,
    $9,389,461, $114,477,702, $5,892,734
    and $20,275,781, respectively) ..............   $108,363,737    $10,196,008    $244,206,191    $6,034,609    $25,191,429
   Cash .........................................      1,825,059        316,081       4,285,450       285,725        802,146
   Foreign currency, at value (Cost $1,490,766,
    $5,104, $0, $476 and $533, respectively) ....      1,491,967          5,104              --           451            784
   Dividends and interest receivable ............        309,801        107,471           2,529        16,295          4,363
   Receivable for securities sold ...............             --             --              --            --        264,433
   Receivable for capital shares sold ...........        449,279        173,866         575,735         3,000        141,000
   Deferred organization costs (Note 1-F) .......            223            223           1,393        10,724             --
   Other assets .................................         63,660          2,263         179,172         6,540         14,649
                                                    ------------    -----------    ------------    ----------    -----------
    Total assets ................................    112,503,726     10,801,016     249,250,470     6,357,344     26,418,804
                                                    ------------    -----------    ------------    ----------    -----------
Liabilities:
   Payable for securities purchased .............             --         99,890              --            --        692,236
   Payable for capital shares redeemed ..........      1,080,329         40,217       2,675,652        46,741        144,672
   Due to Advisor (Note 2) ......................        165,449            542         194,275        51,372         10,760
   Accrued expenses .............................        100,925         16,586         252,970         5,658         19,460
   Accrued distribution expense .................             96             --             400            --             --
   Unrealized depreciation on forward
    foreign exchange contracts ..................             --             --              --            --      1,065,803
   Other liabilities ............................             --             --              --         8,300             --
                                                    ------------    -----------    ------------    ----------    -----------
    Total liabilities ...........................      1,346,799        157,235       3,123,297       112,071      1,932,931
                                                    ------------    -----------    ------------    ----------    -----------
Net Assets: .....................................   $111,156,927    $10,643,781    $246,127,173    $6,245,273    $24,485,873
                                                    ============    ===========    ============    ==========    ===========
Class I Shares:
   Net assets (Applicable to 10,564,114,
    1,136,155, 30,814,225, 736,238 and
    1,128,423 shares of beneficial interest
    issued and outstanding, respectively,
    unlimited number of shares
    authorized with a $0.001 par value) .........   $109,936,424    $10,643,781    $230,846,070    $6,245,273    $24,485,873
                                                    ============    ===========    ============    ==========    ===========
   Net asset value, offering price and redemption
    price per Class I share .....................         $10.41          $9.37           $7.49         $8.48         $21.70
                                                    ============    ===========    ============    ==========    ===========
Class A Shares:*
   Net assets (Applicable to 117,250, 0,
    2,053,344, 0 and 0 shares of beneficial
    interest issued and outstanding,
    respectively, unlimited number
    of shares authorized with a $0.001
    par value) ..................................   $  1,220,503            N/A    $ 15,281,103           N/A            N/A
                                                    ============    ===========    ============    ==========    ===========
   Net asset value and redemption price
    per Class A share ...........................         $10.41            N/A           $7.44           N/A            N/A
                                                    ============    ===========    ============    ==========    ===========
   Offering price per Class A share
   (Net asset value + 0.9505) ...................         $10.95            N/A           $7.83           N/A            N/A
                                                    ============    ===========    ============    ==========    ===========
Net Assets Consist of:
   Capital paid-in ..............................   $100,711,409    $10,540,342    $ 92,164,513    $6,789,914    $20,233,091
   Accumulated undistributed net
    investment income (loss) ....................      1,634,802         94,927        (643,314)       88,179             --
   Accumulated net realized gain (loss)
    on investments ..............................    (10,127,308)      (798,032)     24,877,485      (774,711)       402,783
   Net unrealized appreciation on investments and
    foreign currency related transactions .......     18,938,024        806,544     129,728,489       141,891      3,849,999
                                                    ------------    -----------    ------------    ----------    -----------
                                                    $111,156,927    $10,643,781    $246,127,173    $6,245,273    $24,485,873
                                                    ============    ===========    ============    ==========    ===========

* At August 31, 1999, Matthews Asian Growth and Income Fund , Matthews Dragon Century China Fund and Matthews Japan Fund did not offer Class A shares. N/A - Not Applicable

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS                      FOR THE YEAR ENDED AUGUST 31, 1999

                                                       Matthews      Matthews
                                                       Pacific     Asian Growth     Matthews       Matthews       Matthews
                                                        Tiger       and Income       Kore       Dragon Century     Japan
                                                        Fund           Fund          Fund         China Fund       Fund
                                                       --------    ------------     --------    --------------   --------
Investment Income:
   Dividends (net of foreign tax withheld
    of $70,733, $2,845, $340,884, $608, and
    $874, respectively) ..........................   $ 3,057,705    $  228,360    $  2,131,980    $  105,964    $    5,222
   Interest ......................................        81,668       414,559         120,952         5,457        11,761
   Other income ..................................       369,705        10,944       1,437,595        37,395        21,316
                                                     -----------    ----------    ------------    ----------    ----------
    Total investment income ......................     3,509,078       653,863       3,690,527       148,816        38,299
                                                     -----------    ----------    ------------    ----------    ----------
Expenses:
   Investment advisory fees (Note 2) .............       666,384        65,119       1,597,951        30,128        41,869
   Recovery of reimbursed expenses (Note 2) ......       140,254            --              --            --            --
   Distribution expenses .........................           967            --          22,985            --            --
   Transfer agent fees ...........................        80,532        12,822         283,908         2,880        17,059
   Administration fees ...........................        61,577         3,677         161,205            --        15,359
   Accounting fees ...............................        68,855         5,548         167,925            --        19,411
   Professional fees .............................        39,439         5,439          89,099         1,465         1,812
   Custodian fees ................................       122,467        15,185         328,333         5,483        10,558
   Directors fees (Note 2) .......................         3,913         1,240           8,655           974            58
   Insurance expense .............................         6,385           730          10,182           167             1
   Amortization of organization costs (Note 1-F)..         6,734         6,734           3,124         3,088        17,830
   Printing expense ..............................        32,146         3,564          49,728         2,107         5,598
   Registration expenses .........................        37,044        13,014          81,049        16,683        15,287
   Servicing fees (Note 2) .......................            --            --          48,423            --            --
   Other expenses ................................         1,729           281             637            --            98
                                                     -----------    ----------    ------------    ----------    ----------
    Total expenses ...............................     1,268,426       133,353       2,853,204        62,975       144,940
   Expenses reimbursed and waived (Note 2) .......          (976)       (9,680)             --        (2,720)      (60,914)
                                                     -----------    ----------    ------------    ----------    ----------
    Net expenses .................................     1,267,450       123,673       2,853,204        60,255        84,026
                                                     -----------    ----------    ------------    ----------    ----------
Net Investment Income (Loss) .....................     2,241,628       530,190         837,323        88,561       (45,727)
                                                     -----------    ----------    ------------    ----------    ----------
Realized and Unrealized Gain on Investments and
   Foreign Currency Related Transactions:
   Net realized gain (loss) on investments .......       204,334       (14,764)     37,970,291      (513,485)      442,153
   Net realized gain (loss) on foreign currency
    related transactions .........................      (229,772)        1,409        (779,819)          478         6,357
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency related transactions ................    47,488,287     2,441,914     143,518,288     2,028,439     3,849,999
                                                     -----------    ----------    ------------    ----------    ----------
   Net realized and unrealized gain on investments
    and foreign currency related transactions ....    47,462,849     2,428,559     180,708,760     1,515,432     4,298,509
                                                     -----------    ----------    ------------    ----------    ----------
Net Increase in Net Assets from Operations .......   $49,704,477    $2,958,749    $181,546,083    $1,603,993    $4,252,782
                                                     ===========    ==========    ============    ==========    ==========

* The Fund commenced operations on December 31, 1998.

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            Matthews Pacific               Matthews Asian
                                                               Tiger Fund              Growth and Income Fund
                                                    -----------------------------   -----------------------------
                                                         Year           Year             Year            Year
                                                         Ended          Ended            Ended           Ended
                                                       August 31,     August 31,       August 31,      August 31,
                                                          1999           1998             1999            1998
                                                       ----------     ----------       ----------      ----------
Operations:
   Net investment income ........................   $  2,241,628    $    137,926      $   530,190    $    72,168
   Net realized loss on investments and
    foreign currency related transactions .......        (25,438)    (10,655,927)         (13,355)      (548,730)
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency related transactions .......     47,488,287     (27,390,703)       2,441,914     (1,847,576)
                                                    ------------    ------------      -----------    -----------
   Net increase (decrease) in
    net assets from operations ..................     49,704,477     (37,908,704)       2,958,749     (2,324,138)
                                                    ------------    ------------      -----------    -----------
Dividends and Distributions to Shareholders from:
   Net investment income:
    Class I .....................................       (233,408)       (109,051)        (436,230)       (56,200)
    Class A .....................................         (1,392)           (508)             N/A            N/A
   Realized gains on investments:
    Class I .....................................             --        (490,577)              --       (560,367)
    Class A .....................................             --          (2,286)             N/A            N/A
                                                    ------------    ------------      -----------    -----------
   Net decrease in net assets resulting
    from distributions ..........................       (234,800)       (602,422)        (436,230)      (616,567)
                                                    ------------    ------------      -----------    -----------
Capital Share Transactions (net):
    Class I .....................................     29,385,046      26,084,128        4,058,565        837,410
    Class A .....................................        837,725         244,324              N/A            N/A
                                                    ------------    ------------      -----------    -----------
   Increase in net assets derived from
    capital share transactions ..................     30,222,771      26,328,452        4,058,565        837,410
                                                    ------------    ------------      -----------    -----------
   Total increase (decrease) in net assets ......     79,692,448     (12,182,674)       6,581,084     (2,103,295)
Net Assets:
   Beginning of period ..........................     31,464,479      43,647,153        4,062,697      6,165,992
                                                    ------------    ------------      -----------    -----------
   End of period (including undistributed
    net investment income of $1,634,802,
    $75,013, $94,927 and $14,166, respectively)..   $111,156,927    $ 31,464,479      $10,643,781    $ 4,062,697
                                                    ============    ============      ===========    ===========

N/A - Not Applicable

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             Matthews Korea              Matthews Dragon
                                                                 Fund                  Century China Fund
                                                    -----------------------------    -------------------------
                                                       Year            Year             Year         Period
                                                       Ended           Ended            Ended        Ended
                                                     August 31,       August 31,      August 31,    August 31,
                                                        1999            1998             1999         1998*
                                                     ----------       ----------      ----------    ----------
Operations:
   Net investment income (loss) .................   $    837,323    ($    743,286)   $   88,561    $    37,836
   Net realized gain (loss) on investments and
    foreign currency related transactions .......     37,190,472      (13,212,349)     (513,007)      (262,099)
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency related transactions ...............    143,518,288      (13,075,569)    2,028,439     (1,886,548)
                                                    ------------    -------------    ----------    -----------
   Net increase (decrease) in
    net assets from operations ..................    181,546,083      (27,031,204)    1,603,993     (2,110,811)
                                                    ------------    -------------    ----------    -----------
Dividends and Distributions to Shareholders from:
   Net investment income:
    Class I .....................................             --               --       (40,925)            --
    Class A .....................................             --               --           N/A            N/A
   Realized gains on investments:
    Class I .....................................             --               --            --             --
    Class A .....................................             --               --           N/A            N/A
                                                    ------------    -------------    ----------    -----------
   Net decrease in net assets resulting
    from distributions ..........................             --               --       (40,925)            --
                                                    ------------    -------------    ----------    -----------
Capital Share Transactions (net):
    Class I .....................................     (6,709,788)      73,040,728     3,106,211      3,686,805
    Class A .....................................        560,219        5,365,114           N/A             --
                                                    ------------    -------------    ----------    -----------
   Increase (decrease) in net assets derived from
    capital share transactions ..................     (6,149,569)      78,405,842     3,106,211      3,686,805
                                                    ------------    -------------    ----------    -----------
   Total increase in net assets .................    175,396,514       51,374,638     4,669,279      1,575,994
Net Assets:
   Beginning of period ..........................     70,730,659       19,356,021     1,575,994             --
                                                    ------------    -------------    ----------    -----------
   End of period (including undistributed
    net investment income (loss) of ($643,314),
    $0, $88,179 and $37,836, respectively) ......   $246,127,173     $ 70,730,659    $6,245,273    $ 1,575,994
                                                    ============     ============    ==========    ===========

* The Fund commenced operations on February 19, 1998.
N/A - Not Applicable

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  Matthews Japan
                                                      Fund
                                                  --------------
                                                      Period
                                                      Ended
                                                    August 31,
                                                      1999*
                                                  --------------
Operations:
   Net investment loss ........................   ($    45,727)
   Net realized gain on investments and foreign
    currency related transactions .............        448,510
   Net change in unrealized appreciation on
    investments and foreign currency
    related transactions ......................      3,849,999
                                                  ------------
   Net increase in net assets from operations..      4,252,782
                                                  ------------
Capital Share Transactions (net):
   Class I ....................................     20,233,091
   Class A ....................................            N/A
                                                  ------------
   Increase in net assets derived from
    capital share transactions ................     20,233,091
                                                  ------------
   Total increase in net assets ...............     24,485,873
Net Assets:
   Beginning of period ........................             --
                                                  ------------
   End of period ..............................   $ 24,485,873
                                                  ============

* The Fund commenced operations on December 31, 1998.
N/A - Not Applicable

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                     Matthews Pacific
                                                                                        Tiger Fund
                                                     ---------------------------------------------------------------------
                                                       Year           Year        Period            Year         Year
                                                       Ended          Ended        Ended            Ended        Ended
                                                      August 31,    August 31,    August 31,      August 31,    August 31,
                                                        1999           1999        1998(5)           1998         1997
                                                      ----------    ----------    ----------      ----------    ----------
                                                       Class A       Class I       Class A         Class I       Class I
                                                      ----------    ----------    ----------      ----------    ----------
Net Asset Value, beginning of period ..............   $  4.07        $   4.07     $ 10.84          $ 11.30       $ 10.81
                                                      -------        --------     -------          -------       -------
   Income (loss) from Investment Operations
   Net investment income ..........................      0.21            0.21        0.03(6)          0.02(6)       0.02
   Net realized gain (loss) and unrealized
    appreciation (depreciation) on investments
    and foreign currency ..........................      6.15            6.15       (6.73)           (7.18)         0.50
                                                      -------        --------     -------          -------       -------
    Total from investment operations ..............      6.36            6.36       (6.70)           (7.16)         0.52
                                                      -------        --------     -------          -------       -------
   Less Distributions from:
   Net investment income ..........................     (0.02)          (0.02)      (0.01)           (0.01)        (0.01)
   Net realized gains on investments ..............        --              --       (0.06)           (0.06)        (0.02)
                                                      -------        --------     -------          -------       -------
    Total distributions ...........................     (0.02)          (0.02)      (0.07)           (0.07)        (0.03)
                                                      -------        --------     -------          -------       -------
Net Asset Value, end of period ....................   $ 10.41        $  10.41     $  4.07          $  4.07       $ 11.30
                                                      =======        ========     =======          =======       =======
Total Return ......................................    156.28%(3)      156.28%     (61.87%)(2,3)    (63.43%)        4.75%
Ratios/Supplemental Data
   Net assets, end of period (in 000's) ...........   $ 1,221        $109,936     $   146          $31,319       $43,647
   Ratio of expenses to average net assets before
    reimbursement and waiver of expenses by
   Advisor and Administrator ......................      2.15%           1.90%      11.99%(1)         2.06%         1.97%
   Ratio of expenses to average net assets after
    reimbursement and waiver of expenses by
    Advisor and Administrator (Note 2) ............      1.90%           1.90%       1.91%(1)         1.90%         1.90%
   Ratio of net investment income (loss) to average
    net assets before reimbursement and waiver of
    expenses by Advisor and Administrator .........      3.10%           3.35%      (9.61%)(1)        0.14%         0.20%
   Ratio of net investment income to average net
    assets after reimbursement and waiver of
    expenses by Advisor and Administrator .........      3.35%           3.35%       0.47%(1)         0.30%         0.27%
   Portfolio turnover .............................     98.74%          98.74%      73.09%           73.09%        70.73%

                                                             Year             Period
                                                             Ended            Ended
                                                           August 31,        August 31,
                                                              1996            1995(4)
                                                           ----------        ----------
                                                            Class I           Class I
                                                           ----------        ----------
Net Asset Value, beginning of period ..............          $  9.77           $10.00
                                                             -------           ------
   Income (loss) from Investment Operations
   Net investment income ..........................             0.01             0.02
   Net realized gain (loss) and unrealized
    appreciation (depreciation) on investments
    and foreign currency ..........................             1.03            (0.23)
                                                             -------           ------
    Total from investment operations ..............             1.04            (0.21)
                                                             -------           ------
   Less Distributions from:
   Net investment income ..........................               --            (0.02)
   Net realized gains on investments ..............               --               --
                                                             -------           ------
    Total distributions ...........................               --            (0.02)
                                                             -------           ------
Net Asset Value, end of period ....................          $ 10.81           $ 9.77
                                                             =======           ======
Total Return ......................................            10.64%           (2.07%)(2)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) ...........          $17,148           $1,082
   Ratio of expenses to average net assets before
    reimbursement and waiver of expenses by
    Advisor and Administrator .....................             4.35%           25.95%(1)
   Ratio of expenses to average net assets after
    reimbursement and waiver of expenses by
    Advisor and Administrator (Note 2) ............             1.90%            2.17%(1)
   Ratio of net investment income (loss) to average
    net assets before reimbursement and waiver of
    expenses by Advisor and Administrator .........            (2.13%)         (23.41%)(1)
   Ratio of net investment income to average net
    assets after reimbursement and waiver of
    expenses by Advisor and Administrator .........             0.32%            0.36%(1)
   Portfolio turnover .............................           124.69%           92.53%(2)

(1) Annualized

(2) Not annualized

(3) Total return calculation does not reflect sales load.

(4) Class I commenced operations on September 13, 1994.

(5) Class A commenced operations on October 9, 1997.

(6) Calculated using the average shares method.

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                                     Matthews Asian
                                                                                 Growth and Income Fund
                                                             ------------------------------------------------------------
                                                               Year        Year         Year        Year        Period
                                                               Ended       Ended        Ended       Ended        Ended
                                                             August 31,  August 31,   August 31,  August 31,   August 31,
                                                                1999        1998         1997        1996        1995(3)
                                                             ----------  ----------   ----------  ----------   ----------
Net Asset Value, beginning of period ..............         $  6.54       $ 11.71       $ 10.53       $  9.88      $10.00
                                                            -------       -------       -------       -------      ------
   Income (loss) from Investment Operations
   Net investment income ..........................            0.59          0.13          0.10          0.25        0.23
   Net realized gain (loss) and unrealized
    appreciation (depreciation) on investments
    and foreign currency ..........................            2.75         (4.15)         1.42          0.75       (0.14)
                                                            -------       -------       -------       -------      ------
    Total from investment operations ..............            3.34         (4.02)         1.52          1.00        0.09
   Less Distributions from:
   Net investment income ..........................           (0.51)        (0.10)        (0.10)        (0.26)      (0.21)
   Net realized gains on investments ..............              --         (1.05)        (0.24)        (0.09)         --
                                                            -------       -------       -------       -------      ------
    Total distributions ...........................           (0.51)        (1.15)        (0.34)        (0.35)      (0.21)
                                                            -------       -------       -------       -------      ------
Net Asset Value, end of period ....................         $  9.37       $  6.54       $ 11.71       $ 10.53      $ 9.88
                                                            =======       =======       =======       =======      ======
Total Return ......................................           52.65%       (35.27%)       14.67%        10.24%       0.89%(2)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) ...........         $10,644       $ 4,063       $ 6,166       $ 3,272      $  863
   Ratio of expenses to average net assets before
    reimbursement and waiver of expenses by
    Advisor and Administrator .....................            2.05%         3.76%         4.45%         8.73%      23.11%(1)
   Ratio of expenses to average net assets after
    reimbursement and waiver of expenses by
    Advisor and Administrator (Note 2) ............            1.90%         1.90%         1.90%         1.85%       2.26%(1)
   Ratio of net investment income (loss) to average
    net assets before reimbursement and waiver of
    expenses by Advisor and Administrator .........            7.98%        (0.36%)       (1.55%)       (4.13%)    (18.68%)(1)
   Ratio of net investment income to average net
    assets after reimbursement and waiver of
    expenses by Advisor and Administrator ..........            8.13%         1.50%         1.00%         2.75%       2.17%(1)
    Portfolio turnover ............................           34.82%        54.67%        50.20%        88.16%     121.63%(2)

(1)  Annualized

(2)  Not annualized

(3)  The Fund commenced operations on September 13, 1994.



                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                                             Matthews Korea Fund
                                                          -------------------------------------------------------
                                                            Year          Year        Period           Year
                                                            Ended         Ended       Ended            Ended
                                                          August 31,    August 31,  August 31,       August 31,
                                                            1999           1999      1998(6)           1998
                                                          ----------    ----------  ----------       ----------
                                                           Class A       Class I     Class A          Class I
                                                          ----------    ----------  ----------       ----------
Net Asset Value, beginning of period ................     $  2.01       $   2.03     $  5.32         $   6.19
                                                           ------         ------      ------           ------
   Income (loss) from Investment Operations
   Net investment income (loss) .....................        0.01           0.03       (0.04)           (0.03)
   Net realized gain (loss) and unrealized
    appreciation (depreciation) on investments
    and foreign currency ............................        5.42           5.43       (3.27)           (4.13)
                                                           ------         ------      ------           ------
   Total from investment operations .................        5.43           5.46       (3.31)           (4.16)
                                                           ------         ------      ------           ------
   Less Distributions from:
   Net realized gains on investments ................          --             --          --               --
Net Asset Value, end of period ......................     $  7.44       $   7.49     $  2.01         $   2.03
                                                           ======         ======      ======           ======
Total Return ........................................      270.15%(3)     268.97%     (62.03%)(2,3)    (67.21%)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) .............     $15,281       $230,846     $ 4,123         $ 66,607
   Ratio of expenses to average net assets before
    reimbursement and waiver of expenses by
    Advisor and Administrator .......................        2.02%          1.77%       2.97%(1)         2.07%
   Ratio of expenses to average net assets
    after reimbursement and waiver of expenses
    by Advisor and Administrator (Note 2) ...........        2.02%          1.77%       2.68%(1)         2.06%
   Ratio of net investment loss to average net assets
    before reimbursement and waiver of expenses
    by Advisor and Administrator ....................       (0.62%)        (0.37%)     (2.03%)(1)       (1.13%)
   Ratio of net investment income (loss) to average
    net assets after reimbursement and waiver
    of expenses by Advisor and Administrator ........       (0.62%)        (0.37%)     (1.74%)(1)       (1.12%)
   Portfolio turnover ...............................       57.06%         57.06%      94.01%           94.01%

[RESTUBBED]

                                                                  Matthews Korea Fund
                                                          -------------------------------------
                                                            Year         Year          Period
                                                            Ended        Ended         Ended
                                                          August 31,   August 31,    August 31,
                                                            1997         1996          1995(5)
                                                          ----------   ----------    ----------
                                                           Class I      Class I       Class I
                                                          ----------   ----------    ----------
Net Asset Value, beginning of period ................     $   7.23      $  9.13       $ 10.00
                                                            ------       ------         -----
   Income (loss) from Investment Operations
   Net investment income (loss) .....................        (0.04)(4)    (0.07)         0.08
   Net realized gain (loss) and unrealized
    appreciation (depreciation) on investments
    and foreign currency ............................        (1.00)(4)    (1.75)        (0.95)
                                                            ------       ------         -----
   Total from investment operations .................        (1.04)       (1.82)        (0.87)
                                                            ------       ------         -----
   Less Distributions from:
   Net realized gains on investments ................           --        (0.08)           --
Net Asset Value, end of period ......................     $  6.19       $  7.23       $  9.13
                                                            ======       ======         =====
Total Return ........................................       (14.38%)     (20.11%)       (8.70%)(2)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) .............     $ 19,356      $ 2,721       $   504
   Ratio of expenses to average net assets before
    reimbursement and waiver of expenses by
    Advisor and Administrator .......................         2.90%       11.36%        42.87%(1)
   Ratio of expenses to average net assets
    after reimbursement and waiver of expenses
    by Advisor and Administrator (Note 2) ...........         2.50%        2.23%         0.24%(1)
   Ratio of net investment loss to average net assets
    before reimbursement and waiver of expenses
    by Advisor and Administrator ....................        (1.81%)     (10.44%)      (41.79%)(1)
   Ratio of net investment income (loss) to average
    net assets after reimbursement and waiver
    of expenses by Advisor and Administrator ........        (1.41%)      (1.31%)        0.84%(1)
   Portfolio turnover ...............................       112.68%      139.71%        42.16%(2)


(1) Annualized

(2) Not annualized

(3) Total return calculation does not reflect sales load.

(4) Calculated using the average shares method.

(5) The Korea Fund Class I commenced operations on January 3, 1995.

(6) The Korea Fund Class A commenced operations on October 9, 1997.

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                              Matthews Dragon        Matthews
                                                               Century China          Japan
                                                                   Fund                Fund
                                                          -----------------------    --------
                                                            Year         Period       Period
                                                            Ended         Ended        Ended
                                                          August 31,    August 31,   August 31,
                                                             1999         1998(3)      1999(4)
                                                          ----------    ----------   ----------
                                                           Class I       Class I      Class I
                                                          ----------    ----------   ----------
Net Asset Value, beginning of period ..............        $  4.36       $ 10.00      $ 10.00
                                                           -------       -------      -------
   Income (loss) from Investment Operations
   Net investment income (loss) ...................           0.12          0.10        (0.04)
   Net realized gain (loss) and unrealized
    appreciation (depreciation) on investments
    and foreign currency ..........................           4.11         (5.74)       11.74
                                                           -------       -------      -------
   Total from investment operations ...............           4.23         (5.64)       11.70
                                                           -------       -------      -------
   Less Distributions from:
   Net investment income ..........................          (0.11)           --           --
                                                           -------       -------      -------
Net Asset Value, end of period ....................        $  8.48       $  4.36      $ 21.70
                                                           =======       =======      =======
Total Return ......................................          97.79%       (56.40%)(2)  117.00%(2)
Ratios/Supplemental Data
   Net assets, end of period (in 000's) ...........        $ 6,245       $ 1,576      $24,486
   Ratio of expenses to average net assets before
    reimbursement and waiver of expenses by
    Advisor and Administrator .....................           2.09%         7.84%1       3.45%(1)
   Ratio of expenses to average net assets
    after reimbursement and waiver of expenses
    by Advisor and Administrator (Note 2) .........           2.00%         2.00%1       2.00%(1)
   Ratio of net investment income (loss) to average
    net assets before reimbursement and waiver of
    expenses by Advisor and Administrator .........           2.93%        (3.45%)1     (2.54%)(1)
   Ratio of net investment income (loss)
    to average net assets after reimbursement
    and waiver of expenses
    by Advisor and Administrator ..................           3.02%         2.38%1      (1.09%)(1)
   Portfolio turnover .............................          40.27%        11.84%2      28.92%(2)

(1) Annualized

(2) Not annualized

(3) The Dragon Century China Fund Class I commenced operations on
    February 19, 1998.

(4) The Japan Fund commenced operations on December 31, 1998.



                See accompanying notes to financial statements.

MATTHEWS INTERNATIONAL FUNDS     NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 1999

1. Significant Accounting Policies
Matthews International Funds (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Company currently issues five separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund (formerly, the Matthews Asian Convertible Securities Fund), Matthews Korea Fund, Matthews Dragon Century China Fund and Matthews Japan Fund. Matthews Pacific Tiger Fund, Matthews Korea Fund and Matthews Dragon Century China Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Although authorized, on September 1, 1998, the Matthews Dragon Century China Fund suspended issuing Class A shares. The classes offered have different sales charges and other expenses which may affect performance. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews Dragon Century China Fund and Matthews Japan Fund seek to maximize capital appreciation by investing, under normal circumstances, at least 65% of their total assets in equity securities of Pacific Tiger economies, South Korean companies, Chinese companies and Japanese companies, respectively. Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand and China. Matthews Asian Growth and Income Fund seeks capital appreciation and some current income by investing, under normal circumstances, at least 65% of its total assets in the convertible securities of Asian economies. Asian economies include Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, the Philippines, Thailand, China and India. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. Security Valuation: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. All other securities are valued through valuations obtained from commercial pricing services or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

   Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities' values are translated into U.S. dollars using these rates. If subsequent to the time a rate has been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds' Board of Trustees.

   B. Forward Foreign Exchange Contracts: The Funds may engage in forward foreign exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by Matthews International Capital Management, LLC (the "Advisor"). Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   C. Risks Associated with Foreign Securities: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

MATTHEWS INTERNATIONAL FUNDS     NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 1999

   D. Federal Income Taxes: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended August 31, 1999. Therefore, no Federal income tax provision is required.

   E. Determination of Gains or Losses on Sales of Securities: Gains or losses on the sale of securities are determined on the identified cost basis.

   F. Organization Costs: Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations with the exception of the Matthews Japan Fund, which is being amortized on a straight-line basis over one year from the Fund's commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

   G. Distributions to Shareholders: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews Dragon Century China Fund and Matthews Japan Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

   H. Fund and Class Allocations: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net asset value. Income, expenses (other than class specific expenses), and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative proportion of net assets of each class.

   I. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

   J. Other: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

   K. Capital Share Transactions: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Class A Shares are sold with a front-end sales charge of 4.95%. Transactions in shares of beneficial interest were as follows:

                                                                                MATTHEWS
                                                                           PACIFIC TIGER FUND
                            ------------------------------------------------------------------------------------------------------
                                                    Class I                                             Class A
                            ------------------------------------------------------    --------------------------------------------
                                    Year Ended                  Year Ended                  Year Ended             Period Ended
                                 August 31, 1999             August 31, 1998             August 31, 1999         August 31, 1998
                            --------------------------   -------------------------    ---------------------     ------------------
                               Shares        Amount        Shares        Amount        Shares       Amount       Shares     Amount
                            -----------   ------------   ----------    -----------    -------    ----------     -------    --------
Shares sold .............    14,367,556   $125,011,426   11,658,573    $81,328,869    117,898    $1,081,693      40,296    $274,792
Shares issued through
  reinvestment of
  dividends .............        20,786        223,856      109,556        563,118        129         1,390         544       2,794
Shares redeemed .........   (11,513,378)   (95,850,236)  (7,939,984)   (55,807,859)   (36,570)     (245,358)     (5,047)    (33,262)
                            -----------   ------------   ----------    -----------    -------    ----------      ------    --------
Net increase ............     2,874,964   $ 29,385,046    3,828,145    $26,084,128     81,457    $  837,725      35,793    $244,324
                            ===========   ============   ==========    ===========    =======    ==========      ======    ========

                                                                            MATTHEWS
                                                                 ASIAN GROWTH AND INCOME FUND
                                                     ---------------------------------------------------
                                                                            Class I
                                                     ---------------------------------------------------
                                                            Year Ended                  Year Ended
                                                         August 31, 1999              August 31, 1998
                                                     ------------------------      ---------------------
                                                       Shares        Amount        Shares       Amount
                                                     ---------     ----------      -------    ----------
Shares sold .....................................    1,019,797     $8,107,270      547,648    $4,710,652
Shares issued through reinvestment
   of dividends .................................       49,419        406,448       66,761       498,935
Shares redeemed .................................     (554,197)    (4,455,153)    (519,724)   (4,372,177)
                                                     ---------     ----------     --------    ----------
Net increase ....................................      515,019     $4,058,565       94,685    $  837,410
                                                     =========     ==========     ========    ==========

MATTHEWS INTERNATIONAL FUNDS     NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 1999

                                                                                MATTHEWS
                                                                               KOREA FUND
                           --------------------------------------------------------------------------------------------------------
                                                   Class I                                             Class A
                           ------------------------------------------------------    ----------------------------------------------
                                   Year Ended                  Year Ended                  Year Ended              Period Ended
                                August 31, 1999             August 31, 1998             August 31, 1999          August 31, 1998
                           --------------------------   -------------------------    ---------------------    ---------------------
                              Shares        Amount        Shares        Amount        Shares       Amount      Shares      Amount
                           -----------   ------------   ----------    -----------    -------    ----------    ---------  ----------
Shares sold .............   46,512,355   $307,041,168   77,651,372   $199,169,372    349,768    $2,266,586    3,061,063  $8,324,379
Shares issued through
  reinvestment
  of dividends ..........            -              -            -              -          -             -            -           -
Shares redeemed .........  (48,584,494)  (313,750,956) (47,890,663)  (126,128,644)  (343,013)   (1,706,367)  (1,014,474) (2,959,265)
                           -----------   ------------  -----------   ------------   --------    ----------   ----------  ----------
Net increase (decrease) .   (2,072,139)   ($6,709,788)  29,760,709   $ 73,040,728      6,755    $  560,219    2,046,589  $5,365,114
                           ===========   ============  ===========   ============   ========    ==========   ==========  ==========

                                           MATTHEWS DRAGON CENTURY
                                                 CHINA FUND
                             ---------------------------------------------------
                                                    Class I
                             ---------------------------------------------------
                                    Year Ended                 Period Ended
                                 August 31, 1999              August 31, 1998
                             ------------------------      ---------------------
                               Shares        Amount        Shares       Amount
                             ---------     ----------      -------    ----------
Shares sold ...............    791,595     $6,408,921      474,122    $4,516,710
Shares issued through
  reinvestment
  of dividends ............      6,071         39,314            -             -
Shares redeemed ...........   (423,005)    (3,342,024)    (112,545)     (829,905)
                             ---------     ----------     --------    ----------
Net increase ..............    374,661     $3,106,211      361,577    $3,686,805
                             =========     ==========     ========    ==========


                                      MATTHEWS
                                     JAPAN FUND
                             -------------------------
                                       Class I
                             -------------------------
                                   Period Ended
                                 August 31, 1999
                             ------------------------
                               Shares        Amount
                             ---------     ----------
Shares sold ..............   1,248,676     $22,728,238
Shares issued through
  reinvestment
  of dividends ...........           -               -
Shares redeemed ..........    (120,253)     (2,495,147)
                             ---------     -----------
Net increase .............   1,128,423     $20,233,091
                             =========     ===========

   The Funds imposed a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase. The charge will be assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the shareholder. The redemption fees were returned to the assets of the Pacific Tiger Fund, Asian Growth and Income Fund, Korea Fund, Dragon Century China Fund and Japan Fund in the amounts of $369,705, $10,944, $1,437,595, $37,395 and $21,316, respectively.

2. Investment Advisory Fees and Other Transactions with Affiliates


   The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee of 1/12 of 1% on each Fund's respective average daily net assets. The Funds reimburse the Advisor any service fees paid by it to the extent that shareholder service related expenses are incurred by the Advisor. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the year ended August 31, 1999, are as follows:


                                                                                         Expenses
                                             Investment     Voluntary                   Waived and
                                              Advisory       Expense       Advisory     Reimbursed
                                              Fee Rate     Limitation*       Fees       by Advisor
                                             ----------    -----------    ----------    ----------
Matthews Pacific Tiger Fund .............       1.00%         1.90%       $  666,384          976
Matthews Asian Growth
   and Income Fund ......................       1.00          1.90            65,119        9,680
Matthews Korea Fund .....................       1.00          2.50         1,597,951            -
Matthews Dragon Century China Fund ......       1.00          2.00            30,128        2,720
Matthews Japan Fund .....................       1.00          2.00            41,869       60,914

-------------------
* For Funds offering Class A shares, the voluntary expense limitation would include an additional 0.25% for Class A Distributor fees.

MATTHEWS INTERNATIONAL FUNDS     NOTES TO FINANCIAL STATEMENTS   AUGUST 31, 1999

   The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years provided that Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations. During the fiscal year ended August 31, 1999, Matthews Pacific Tiger Fund reimbursed expenses to the Advisor totaling $140,254. As of August 31, 1999, the total expenses waived and reimbursed by the Advisor that are subject to reimbursement by Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews Dragon Century China Fund and Matthews Japan Fund totaled $221,400, $205,126, $0, $95,458 and $60,914, respectively.


   The Matthews Korea Fund bears a portion of the fees paid to certain service providers (exclusive of the Fund's transfer agent), which provide transfer agency and shareholder servicing to certain shareholders. Fees paid to such service providers for the year ended August 31, 1999 are reflected in the statement of operations as follows: transfer agent fees - $96,847 and shareholder servicing fees - $48,423.


3. Distributor Fees and Class Specific Expenses

   Effective January 1, 1999, First Data Distributors, Inc. (the "Distributor") serves as the Funds' Distributor pursuant to an Underwriting Agreement. Prior to January 1, 1999, FPS Broker Services, Inc. served as the Funds' distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Pacific Tiger Fund Class A and the Korea Fund Class A, have adopted a Plan of Distribution (the "Plan"). The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund offering Class A shares may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class A average daily net assets. Pacific Tiger distribution fees were reimbursed by the Advisor. The Class I shares of the Funds do not have a distribution plan.

4. Investment Transactions

   Investment transactions for the fiscal year ended August 31, 1999, excluding temporary short-term investments, were as follows:

                                                                  Proceeds
                                                  Purchases      from Sales
                                                 -----------     -----------
Matthews Pacific Tiger Fund .................    $93,539,266     $63,764,840
Matthews Asian Growth and Income Fund .......      5,946,898       2,205,522
Matthews Korea Fund .........................     88,184,693      97,358,645
Matthews Dragon Century China Fund ..........      4,179,012       1,191,029
Matthews Japan Fund .........................     22,096,416       2,262,788

   The Funds invest excess cash in interest bearing deposits at The Bank of New York.

5. Capital Loss Carryover

   At August 31, 1999, the Funds had capital loss carryovers expiring through 2007 as follows:

                                                          Expiring on:
                                                   --------------------------
                                                      2006            2007
                                                   ----------      ----------
Matthews Pacific Tiger Fund ..................     $1,586,029      $8,122,479
Matthews Asian Growth and Income Fund ........         51,948         726,172
Matthews Korea Fund ..........................              -               -
Matthews Dragon Century China Fund ...........              -         295,158
Matthews Japan Fund ..........................              -               -

   These amounts are available to offset possible future capital gains of the Fund.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Matthew International Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Matthews International Funds (comprised of the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews Dragon Century China Fund and Matthews Japan Fund, collectively referred to as the "Funds") as of August 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended of the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, and Matthews Dragon Century China Fund, and the related statements of operations, changes in net assets and financial highlights for the period from December 31, 1998 (commencement of operations) to August 31, 1999 of Matthews Japan Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended August 31, 1998 and the financial highlights of the Funds for the periods prior to August 31, 1999 were audited by other auditors whose report dated October 9, 1998 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews International Funds as of August 31, 1999, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 1, 1999

                               BOARD OF TRUSTEES
                                Richard K. Lyons
                               Robert K. Connolly
                             David Fitz William-Lay
                              Norman W. Berryessa

                       John H. Dracott - Trustee Emeritus

                                    OFFICERS
                                G. Paul Matthews
                                Mark W. Headley
                              Joseph M. O'Donnell
                                Brian Stableford

                               INVESTMENT ADVISOR
                 Matthews International Capital Management, LLC
                       456 Montgomery Street, Suite 1200
                      San Francisco, California 94104-1245
                              800.789.ASIA (2742)

                                  UNDERWRITER
                         First Data Distributors, Inc.
                              4400 Computer Drive
                       Westboro, Massachusetts 01581-5108

                              SHAREHOLDER SERVICES
                    First Data Investor Services Group, Inc.
                              211 South Gulph Road
                    King of Prussia, Pennsylvania 19406-0903
                                  800.892.0382

                                   CUSTODIAN
                              The Bank of New York
                              90 Washington Street
                         New York, New York 10286-0007

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                             345 California Street
                      San Francisco, California 94104-2635

                                  [DRAGON LOGO]

                      For additional information about the
                         Matthews International Funds:
                       456 MONTGOMERY STREET, SUITE 1200
                      SAN FRANCISCO, CALIFORNIA 94104-1245
                              800.789.ASIA (2742)
                             www.matthewsfunds.com
                  Distributed by First Data Distributors, Inc.
                              4400 Computer Drive
                       Westboro, Massachusetts 01581-5108

      It is expected that on or about December 1, 1999 that the distributor function will be carried out by Provident Distributors Inc.,
            Four Falls Corporate Center, West Conshohocken, PA 19428

                                   MATTHEWS

                              INTERNATIONAL FUNDS

                             www.matthewsfunds.com

                          MATTHEWS PACIFIC TIGER FUND

                     MATTHEWS ASIAN GROWTH AND INCOME FUND

                              MATTHEWS KOREA FUND

                       MATTHEWS DRAGON CENTURY CHINA FUND

                              MATTHEWS JAPAN FUND




                                  [DRAGON LOGO]


                                 ANNUAL REPORT

                                AUGUST 31, 1999


                                    [FOREIGN

                                    LANGUAGE

                                    OMITTED]